SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act
                                     of 1934



      Date of Report (Date of earliest event reported): December 16, 1997
                               (December 1, 1997)


                            FIRST BANKS AMERICA, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



             0-8937                                      75-1604965
             ------                                      ----------
    (Commissioner File Number)                (IRS Employer Identification No.)



                     135 N. Meramec, Clayton, Missouri 63105
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 854-4600



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

          On July 28, 1997, First Banks America, Inc. (FBA) and Surety Bank entered into an Agreement and Plan of Reorganization (Surety Agreement) providing for the acquisition of Surety Bank by FBA. Under the terms of the Surety Agreement, Surety Bank was be merged into a newly formed commercial banking subsidiary of FBA (Northern California Bank) effective December 1, 1997. Surety Bank common shareholders are allowed to elect to receive either $36.12 in cash or FBA common stock equivalent to the quotient of $38.12 divided by the exchange price for each share of Surety common stock that they hold. The exchange price, as defined in the Surety Agreement, is subject to a minimum and maximum price per share of common stock of $10.89 and $14.73, respectively. Holders of Surety Bank convertible preferred stock will receive either $30.73 in cash or FBA common stock equivalent to the quotient of $32.43 divided by the exchange price, which are the equivalent amounts assuming the preferred shareholders had exercised their rights to convert into Surety Bank common stock. The Surety Agreement requires that 51% of the Surety Bank stock be exchanged for FBA common stock. If Surety Bank shareholders representing more than 51% of the outstanding stock elect to receive FBA stock in the transaction, Surety Bank and FBA may mutually agree to increase the stock portion of the transaction to a maximum of 65% of the total Surety Bank stock. Based on the market value of FBA common stock of $20.12 as of December 10, 1997 and assuming 51% of the Surety Bank stock is exchanged for FBA common stock, the total transaction price would be $8.88 million. The transaction will be accounted for using the purchase method of accounting.

          FBA funded the cash portion of the acquisition from an advance under a $20 million promissory note payable with First Banks, Inc., a St. Louis based bank holding company which owns 70.2% of FBA's voting stock as of September 30, 1997. The borrowings under the promissory note payable bear interest at an annual rate of one-quarter percent less than the "Prime Rate" as reported in the Wall Street Journal. Principal and accrued interest outstanding under the promissory note payable are due and payable on October 31, 2001.

         Except as noted above, there were no material relationships between Surety Bank, or any of its affiliates, directors or officers, or any associates of any such directors or officers, and the Registrant, or any of its affiliates, directors or officers, or any associates of any such directors or officers.

Item 7. Financial Statements and Exhibits


a)     Financial Statements of Business Acquired

         Pursuant to the requirements of Article 3 of Regulation S-X, the following consolidated financial statements for Surety Bank have been included in this filing or incorporated herein by reference as noted:

      1. Consolidated Balance Sheet as of September 30, 1997 and December 31, 1996 (unaudited)-filed herewith.
      2. Consolidated Statement of Operations for the three and nine months ended September 30, 1997 and 1996 (unaudited)-filed herewith.
      3.   Consolidated  Statement   of  Changes  in   Stockholders' Equity for
               the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited)-filed herewith.
      4. Consolidated Condensed Statement of Cash Flows for the nine months ended September 30, 1997 and 1996 (unaudited)-filed herewith.
      5. Audited Consolidated Financial Statements as of and for the years ended December 31, 1996 and 1995-incorporated herein by reference to Amendment No. 1 to the Registration Statement on Form S-4 of FBA (Registration No. 333-35721). The consolidated financial statements appear on pages F-1 through F-25 of the Amendment.

(b)    Pro Forma Financial Information

      1. Pro Forma Combined Condensed Balance Sheet as of December 31, 1996 (unaudited)-filed herewith.
      2. Pro Forma Consolidated Condensed Statement of Income for the nine months ended September 30, 1997 and 1996 and for the year ended December 31, 1996 (unaudited)-filed herewith.
      3. Notes to Pro Forma Combined Condensed Financial Statements-filed herewith.



(c)    Exhibits


The following exhibits are incorporated herein by reference:


Exhibit No.       Exhibit

       2 Agreement and Plan of Reorganization, dated July 28, 1997 between FBA and Surety Bank (filed as Exhibit 2 to FBA's current report on Form 8-K filed on August 7, 1997).

     10(o) Promissory Note Payable, dated November 4, 1997, by and between FBA and First Banks (filed as Exhibit 10(o) to FBA's quarterly report on Form 10-Q for the quarter ended September 30, 1997).

                                    Item 7(a)
                    Financial Statements of Business Acquired



                          SURETY BANK AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET
             (dollars expressed in thousands, except per share data)

                                                                            September 30,      December 31,
                                                                                1997               1996
                                                                             ------------      ------------
                                                                             (unaudited)

ASSETS

Cash and due from banks............................................        $   2,254               2,321
Federal funds sold.................................................              915                   -
Available-for-sale investment securities...........................           12,310              11,038
Loans held for sale................................................            5,812               4,463
Loans, less allowance for loan losses of $526
   at September 30, 1997 and $586 at
   December 31, 1996...............................................           50,365              50,932
Bank premises and equipment, net...................................            2,342               1,466
Note receivable....................................................                -                 895
Accrued interest receivable and other assets.......................            1,334                 941
                                                                         -----------          ----------
         Total assets..............................................      $    75,332              72,056
                                                                         ===========          ==========

LIABILITIES AND
STOCKHOLDERS' EQUITY

Deposits:
   Non-interest bearing..............................................    $     4,280               4,284
   Interest bearing..................................................         63,562              60,085
                                                                         -----------              ------
         Total deposits..............................................         67,842              64,369

Other borrowed funds.................................................          1,850               2,135
Accrued interest payable and
   other liabilities.................................................            513                 662
                                                                         -----------          ----------
         Total liabilities...........................................         70,205              67,166
                                                                         -----------          ----------

Stockholders' equity:
   Convertible  preferred  stock  -  Series  A,  $1 par  value,
     $20  per  share redemption value; authorized - 2,000,000
     shares, issued and outstanding - 61,050 shares..................             61                  61
   Common stock, $1 par value; authorized-
        2,000,000 shares; issued and outstanding-
        148,560 shares...............................................            149                 149
   Additional paid-in capital........................................          2,541               2,541
   Retained earnings.................................................          2,371               2,161
   Unrealized gain (loss) on available-for-sale
      investment securities, net of taxes............................              5                 (22)
                                                                         -----------          ----------
           Total stockholders' equity................................          5,127               4,890
                                                                         -----------          ----------

         Total liabilities and stockholders' equity..................    $    75,332              72,056
                                                                         ===========          ==========





                          SURETY BANK AND SUBSIDIARY


                      CONSOLIDATED STATEMENT OF OPERATIONS
             (dollars expressed in thousands, except per share data)

                                                             Three months ended               Nine months ended
                                                                September 30,                   September 30,
                                                            1997           1996             1997          1996
                                                       --------------  -------------    -----------    ---------
                                                                                 (unaudited)
Interest income:
   Interest and fees on loans.....................     $        1,239          1,082         3,547       3,218
   Interest on investment securities
     and Federal funds sold.......................                212            184           571         511
                                                       --------------   ------------    ----------   ---------

         Total interest income....................              1,451          1,266         4,118       3,729
                                                       --------------   ------------    ----------   ---------

Interest expense:
   Interest on deposits...........................                642            600         1,876       1,736
   Interest on other borrowed
     funds........................................                  2              -             5           7
                                                       --------------   ------------    ----------   ---------

         Total interest expense...................                644            600         1,881       1,743
                                                       --------------   ------------    ----------   ---------

         Net interest income......................                807            666         2,237       1,986

Provision for loan losses.........................                 30            175            95         265
                                                       --------------   ------------    ----------   ---------

         Net interest income after
             provision for loan losses............                777            491         2,142       1,721
                                                       --------------   ------------    ----------   ---------

Noninterest income:
   Service charges................................                 76             66           215         175
   Gain on sale of loans..........................                275             40           594          72
   Loan servicing income..........................                 26             15            83          72
   Other income...................................                 28             62           159         215
                                                       --------------   ------------    ----------   ---------

         Total noninterest income.................                405            183         1,051         534
                                                       --------------   ------------    ----------   ---------

Other expenses:
   Salaries and employee
       benefits...................................                516            338         1,404       1,010
   Occupancy and furniture and equipment..........                102             91           297         248
   One-time SAIF assessment.......................                  -            351             -         351
   Other expense..................................                441            321         1,120         909
                                                       --------------   ------------    ----------   ---------

         Total other expenses.....................              1,059          1,101         2,821       2,518
                                                       --------------   ------------    ----------   ---------

         Income (loss) before income taxes........                123           (427)          372        (263)

Income tax expense (benefit)......................                 39           (171)          133        (106)
                                                       --------------   ------------    ----------   ---------

         Net income (loss)........................     $           84           (256)          239        (157)
                                                       ==============   ============    ==========   =========

Earnings (loss) per share of common
   stock and common stock equivalents
   (net of preferred stock dividends).............     $          .55          (1.68)         1.56       (1.03)
                                                       ==============   ============    ==========   =========

Weighted average number of shares
   outstanding....................................            153,697        152,684       153,697     152,684
                                                       ==============   ============    ==========   =========





                          SURETY BANK AND SUBSIDIARY

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                      For the year ended December 31, 1996
                    and nine months ended September 30, 1997
           (dollars expressed in thousands, except for per share data)


                                                                                                    Unrealized
                                                                                                    (Loss) Gain
                                       Convertible                                                 on Available-
                                     Preferred Stock     Common Stock      Additional                For-Sale
                                     ---------------     ------------      ----------                --------
                                                                             Paid-In    Retained    Investment
                                    Shares    Amount    Shares    Amount     Capital    Earnings    Securities      Total

Balance, December 31, 1995          61,050     61      148,560      149        2,541      2,425          16         5,192

Preferred stock cash
   dividend -$.9816 per share         --        --       --          --        --           (60)         --           (60)

Net change in unrealized gain (loss)
   on available-for-sale investment
   securities, net of taxes           --        --       --          --        --           --          (38)          (38)

Net loss                              --        --       --          --        --          (204)         --          (204)
-------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1996          61,050     61      148,560      149        2,541      2,161         (22)        4,890

Preferred stock cash dividend -
   $.4771 per share (unaudited)       --        --       --          --        --           (29)         --           (29)

Net change in unrealized gain
   (loss) on available-
   for-sale investment
   securities, net of taxes
   (unaudited)                        --        --       --          --        --           --           27            27

Net income (unaudited)                --        --       --          --        --           239          --           239
-------------------------------------------------------------------------------------------------------------------------

Balance September 30, 1997
   (unaudited)                      61,050     $61     148,560     $149        2,541      2,371            5        5,127
=========================================================================================================================






                          SURETY BANK AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                              Nine months ended
                                                                                                                September 30,
                                                                                                              1997         1996
                                                                                                              ----         ----
                                                                                                                (unaudited)
Cash flows from operating activities:
   Net income (loss)...............................................................................       $     239         (157)
   Adjustments to reconcile net income  (loss) to net cash
      used in operating activities:
       Provision for loan losses...................................................................              95          265
       Deferred loan origination fees and costs, net...............................................            (25)          (86)
       Depreciation and amortization...............................................................             168          124
       Accretion of discount on note receivable....................................................               -          (32)
       Provision for other real estate losses......................................................              73            -
       (Increase) in loans held for sale...........................................................         (1,349)         (356)
       Dividends on Federal Home Loan Bank stock...................................................             (21)         (18)
       (Increase) decrease in accrued interest receivable and other assets.........................           (589)         (500)
       Increase (decrease) in accrued interest payable and other liabilities.......................           (274)          577
                                                                                                          --------       -------
         Net cash used in operating activities.....................................................         (1,683)         (183)
                                                                                                          --------       -------

Cash flows from investing activities:
   Proceeds from calls and maturities of available-for-sale investment securities..................           2,765        4,379
   Proceeds from sales of available-for-sale investment securities.................................             510            -
   Purchases of available-for-sale investment securities...........................................         (5,474)       (7,482)
   Proceeds from principal repayments of available-for-sale
     investment securities.........................................................................              64          249
   Proceeds from calls and maturities of held-to-maturity
     investment securities.........................................................................           1,000            -
   Net decrease (increase) in loans................................................................             322       (3,943)
   Purchases of equipment..........................................................................            (87)          (33)
   Proceeds from sale of other real estate, net....................................................             302           60
                                                                                                          ---------      -------
         Net cash used in investing activities.....................................................           (598)       (6,770)
                                                                                                          --------        ------

Cash flows from financing activities:
   Net increase in demand, interest bearing and savings deposits...................................           3,114        3,535
   Net increase in time deposits...................................................................             359        2,871
   Net (decrease) increase in other borrowed funds.................................................           (285)          450
   Payments of cash dividends......................................................................            (59)          (62)
                                                                                                          --------       -------
         Net cash provided by financing activities.................................................           3,129        6,794
                                                                                                          ---------      -------
         Increase (decrease) in cash and cash equivalents..........................................             848         (159)

Cash and cash equivalents at beginning of period...................................................           2,321        4,118
                                                                                                          ---------     --------

Cash and cash equivalents at end of period.........................................................       $   3,169        3,959
                                                                                                          =========     ========

Supplemental  disclosure of cash flow  information:  Cash paid during the period for:
     Interest expense..............................................................................       $   1,881        1,743
     Income taxes..................................................................................              92           16
Non-cash investing activities:
   Real estate acquired through foreclosure........................................................             316          271
   Net change in unrealized gain (loss) on available-for-sale
     investment securities.........................................................................              40         (174)
Other non-cash transactions:
   Acquisition of building in satisfaction of note receivable -
     dissolution of exchange agreement.............................................................             895            -



                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this current report on Form 8-K under the Securities Exchange Act of 1934 of First Banks America, Inc. of our report dated March 13, 1997 on the financial statements of Surety Bank as of December 31, 1996 and 1995 and for each of the two years in the period ended December 31, 1996.



/s/Perry-Smith & Co.
--------------------
     PERRY-SMITH & CO.

Sacramento, California
December 16, 1997

                                    Item 7(b)
                         Pro Forma Financial Statements

                         PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed balance sheet as of September 30, 1997 and unaudited pro forma combined condensed statements of income for the nine months ended September 30, 1997 and 1996, and for the year ended December 31, 1996, have been prepared to reflect the effects on the historical results of FBA and the acquisition of Surety. The unaudited pro forma combined condensed balance sheet has been prepared as if the acquisition occurred on September 30, 1997. The unaudited pro forma combined condensed statements of income have been prepared assuming the acquisition occurred on January 1, 1996. The pro forma financial information set forth below is unaudited and not necessarily indicative of the results that will occur in the future.

              Unaudited Pro Forma Combined Condensed Balance Sheet

                                                                        September 30, 1997
                                                    ------------------------------------------------------------
                                                                                     Pro Forma         Pro Forma
                                                          FBA          Surety       Adjustments       Combined(1)
                                                          ---          ------       -----------       -----------
                  Assets                             (dollars expressed in thousands, except per share data)

Cash and cash equivalents:
   Cash and due from banks.......................   $    13,872         2,254             --           16,126
   Interest bearing deposits.....................         1,050            --             --            1,050
   Federal funds sold............................         3,500           915             --            4,415
                                                     ----------      --------        -------        ---------
       Total cash and cash equivalents...........        18,422         3,169             --           21,591
                                                     ----------      --------        -------        ---------
Investment securities - available
   for sale, at fair value.......................        86,764        12,310             --           99,074
Loans:
   Commercial and financial......................        61,377         5,174             --           66,551
   Real estate construction and
     development.................................        52,436         2,705             --           55,141
   Real estate mortgage..........................        59,759        42,634             --          102,393
   Consumer and installment......................        76,331           661             --           76,992
   Loans held for sale...........................            --         5,812             --            5,812
                                                     ----------      --------        -------        ---------
         Total loans.............................       249,903        56,986             --          306,889
   Unearned discount.............................        (1,441)         (283)            --           (1,724)
   Allowance for possible
     loan losses.................................        (6,565)         (526)            --           (7,091)
                                                     ----------      --------        -------        ---------
         Net loans...............................       241,897        56,177             --          298,074
                                                     ----------      --------        -------        ---------
Bank premises and equipment, net.................         6,244         2,342            200  (2)       8,786
Intangibles associated with the
   purchase of subsidiaries......................         3,129            --          3,172  (2)       6,301
Accrued interest receivable......................         2,258           519             --            2,777
Other real estate owned..........................           375           228             --              603
Deferred tax assets..............................        14,664            --            156  (2)      14,820
Other assets.....................................         2,794           587            210  (2)       3,591
                                                     ----------      --------        -------        ---------
         Total assets............................    $  376,547        75,332          3,738          455,617
                                                     ==========      ========        =======        =========

                  Liabilities
Deposits:
   Demand:
     Noninterest bearing deposits................    $   54,959         4,280             --           59,239
     Interest bearing deposits...................        47,647        11,335             --           58,982
   Savings.......................................        70,442        20,454             --           90,896
   Time deposits:
     Time deposits of $100 or more...............        28,696         9,796             --           38,492
     Other time deposits.........................       110,104        21,977             --          132,081
                                                     ----------      --------         ------        ---------
         Total deposits..........................       311,848        67,842             --          379,690
Note payable to First Banks......................        14,500            --          3,548  (3)      18,048
12% convertible debentures.......................            --            --             --               --
Other borrowings.................................         8,496         1,850             --           10,346
Deferred tax liabilities.........................         1,487           245            164  (2)       1,896
Accrued expenses and other
     liabilities.................................         5,650           268            389  (2)       6,307
                                                     ----------      --------        -------        ---------
         Total liabilities.......................       341,981        70,205          4,101          416,287
                                                     ----------      --------        -------        ---------

                  Stockholders' Equity
Convertible preferred stock......................            --            61            (61) (2,3)        --
Common stock:
   Common stock..................................           212           149           (109) (2,3)252
   Class B common stock..........................           375            --             --              375
Capital surplus..................................        37,768         2,541          2,183  (2,3)    42,492
Retained earnings................................          (145)        2,371         (2,371) (2,3)      (145)
Treasury stock...................................        (3,817)           --             --           (3,817)
Net fair value adjustment for
   securities available for sale.................           173             5             (5) (2)         173
                                                     ----------      --------        -------        ---------
         Total stockholders' equity..............        34,566         5,127           (363)          39,330
                                                     ----------      --------        -------        ---------
         Total liabilities and
             stockholders' equity................    $  376,547        75,332          3,738          455,617
                                                     ==========      ========        =======        =========

See notes to pro forma combined condensed financial statements.








          Unaudited Pro Forma Combined Condensed Statement of Income

                                                           For the nine months ended September 30, 1997
                                                      ---------------------------------------------------------
                                                                                    Pro Forma         Pro Forma
                                                           FBA       Surety        Adjustments       Combined(1)
                                                           ---       ------        -----------       -----------
                                                       (dollars expressed in thousands, except per share data)
Interest income:
   Interest and fees on loans......................   $  16,737        3,547              --           20,284
   Interest on investment securities...............       3,815          506              --            4,321
   Interest on federal funds sold..................         529           65              --              594
                                                      ---------      -------        --------        ---------
       Total interest income.......................      21,081        4,118              --           25,199
                                                      ---------      -------        --------        ---------

Interest expense:
   Interest on deposits............................       8,278        1,876              --           10,154
   Note payable and other borrowings...............       1,138            5             216  (4)       1,359
                                                      ---------      -------        --------        ---------
       Total interest expense......................       9,416        1,881             216           11,513
                                                      ---------      -------        --------        ---------
       Net interest income.........................      11,665        2,237            (216)          13,686
Provision for possible loan losses.................       1,750           95              --            1,845
                                                      ---------      -------        --------        ---------
Net interest income after provision
   for possible loan losses........................       9,915        2,142            (216)          11,841
                                                      ---------      -------        --------        ---------

Noninterest income:
   Service charges on deposit accounts and
     customer service fees.........................       1,206          298              --            1,504
   Other income....................................         772          753             (16) (4)       1,509
                                                      ---------      -------        --------        ---------
       Total noninterest income....................       1,978        1,051             (16)           3,013
                                                      ---------      -------        --------        ---------

Noninterest expense:
   Salary and employee benefits....................       3,075        1,404              --            4,479
   Occupancy, net of rental income.................       1,062           85              --            1,147
   Furniture and equipment.........................         588          212              --              800
   Legal, examination and professional fees........       1,496          133              --            1,629
   Other noninterest expense.......................       2,300          987             158  (4)       3,445
                                                      ---------      -------        --------        ---------
       Total noninterest expense...................       8,521        2,821             158           11,500
                                                      ---------      -------        --------        ---------
Income before provision for income
   tax expense (benefit)...........................       3,372          372            (390)           3,354
Provision for income tax expense (benefit).........       1,266          133             (93)           1,306
                                                      ---------      -------        --------        ---------
       Net income..................................   $   2,106          239            (297)           2,048
                                                      =========      =======        ========        =========

Weighted average common stock and common
   stock equivalents outstanding
   (in thousands)..................................       3,626           --              --            3,906  (5)
Earnings per common stock and
   common stock equivalents outstanding............  $     0.58           --              --             0.52  (5)


See notes to pro forma combined condensed financial statements.



                                         Unaudited Pro Forma Combined Condensed Statement of Income

                                                           For the nine months ended September 30, 1996
                                                      -------------------------------------------------------
                                                                                    Pro Forma        Pro Forma
                                                            FBA      Surety        Adjustments      Combined(1)
                                                            ---      ------        -----------      -----------
                                                     (dollars expressed in thousands, except per share data)
Interest income:
   Interest and fees on loans.....................   $   11,653        3,218              --           14,871
   Interest on investment securities..............        2,344          495              --            2,839
   Interest on federal funds sold.................        1,292           16              --            1,308
                                                     ----------      -------         -------         --------
       Total interest income......................       15,289        3,729              --           19,018
                                                     ----------      -------         -------         --------
Interest expense:
   Interest on deposits...........................        6,743        1,736              --            8,479
   Note payable and other borrowings..............          416            7             213  (4)         636
                                                     ----------      -------         -------         --------
       Total interest expense.....................        7,159        1,743             213            9,115
                                                     ----------      -------         -------         --------
       Net interest income........................        8,130        1,986            (213)           9,903
Provision for possible loan losses................          600          265              --              865
                                                     ----------      -------         -------         --------
Net interest income after provision
   for possible loan losses.......................        7,530        1,721            (213)           9,038
                                                     ----------      -------         -------         --------

Noninterest income:
   Service charges on deposit accounts
     and customer service fees....................        1,108          247              --            1,355
   Other income...................................          195          287             (16) (4)         466
                                                     ----------      -------         -------         --------
       Total noninterest income...................        1,303          534             (16)           1,821
                                                     ----------      -------         -------         --------

Noninterest expense:
   Salary and employee benefits...................        2,040        1,010              --            3,050
   Occupancy, net of rental income................          638          112              --              750
   Furniture and equipment........................          456          136              --              592
   Legal, examination and professional
     fees.........................................          900          108              --            1,008
   Other noninterest expense......................        2,588        1,152             158  (4)       3,898
                                                     ----------      -------         -------         --------
       Total noninterest expense..................        6,622        2,518             158            9,298
                                                     ----------      -------         -------         --------
Income before provision for income
   tax expense (benefit)..........................        2,211         (263)           (387)           1,561
Provision for income tax expense
   (benefit)......................................          855         (106)            (92) (4)         657
                                                     ----------      --------        -------         --------
       Net income.................................   $    1,356         (157)           (295)             904
                                                     ==========      =======         =======         ========

Weighted average common stock and
   common stock equivalents outstanding
   (in thousands).................................        3,969           --              --            4,247 (4)
Earnings per common stock and
   common stock equivalents
   outstanding....................................   $     0.34           --              --             0.21 (4)

See notes to pro forma combined condensed financial statements.




                                         Unaudited Pro Forma Combined Condensed Statement of Income

                                                               For the year ended December 31, 1996
                                                    -----------------------------------------------------------
                                                                                     Pro Forma        Pro Forma
                                                           FBA        Surety        Adjustments      Combined(1)
                                                        (dollars expressed in thousands, except per share data)

Interest income:
   Interest and fees on loans...................     $   16,494        4,428               --            20,922
   Interest on investment securities.............         3,519          647               --             4,166
   Interest on federal funds sold................         1,433           56               --             1,489
                                                     ----------      -------          -------          --------
       Total interest income.....................        21,446        5,131               --            26,577
                                                     ----------      -------          -------          --------

Interest expense:
   Interest on deposits..........................         9,301        2,359               --            11,660
   Note payable and other borrowings.............           692            8              285 (4)           985
                                                     ----------      -------          -------          --------
       Total interest expense....................         9,993        2,367              285            12,645
                                                     ----------      -------          -------          --------
       Net interest income.......................        11,453        2,764               --            14,217
Provision for possible loan losses...............         1,250          325               --             1,575
                                                     ----------      -------          -------          --------
Net interest income after provision
   for possible loan losses......................        10,203        2,439               --            12,642
                                                     ----------      -------          -------          --------

Noninterest income:
   Service charges on deposit accounts
     and customer service fees...................         1,507          291               --             1,798
   Other income..................................           341          421              (21) (4)          741
                                                     ----------      -------          -------          --------
       Total noninterest income..................         1,848          712              (21)            2,539
                                                     ----------      -------          -------          --------

Noninterest expense:
   Salary and employee benefits..................         3,072        1,474               --             4,546
   Occupancy, net of rental income...............           951          148               --             1,099
   Furniture and equipment.......................           613          188               --               801
   Legal, examination and professional
     fees........................................         1,276           97               --             1,373
   Other noninterest expense.....................         3,568        1,582              211  (4)        5,361
                                                     ----------      -------          -------          --------
       Total noninterest expense.................         9,480        3,489              211            13,180
                                                     ----------      -------          -------          --------
Income before provision for income
   tax expense (benefit).........................         2,571         (338)            (517)            1,716
Provision for income tax expense (benefit).......         1,002         (135)            (122)              745
                                                      ---------      -------          -------          --------
       Net income................................    $    1,569         (203)            (395)              971
                                                     ==========      =======          =======          ========

Weighted average common stock and common
   stock equivalents outstanding
       (in thousands)............................         3,915           --               --             4,193 (5)
Earnings per common stock and common
   stock equivalents outstanding.................    $     0.40           --               --              0.23 (5)

See notes to pro forma combined condensed financial statements.


           Notes to Pro Forma Combined Condensed Financial Statements

(1) The unaudited pro forma combined condensed balance sheet has been prepared based on the historical financial statements of FBA and Surety as if the acquisition of Surety had occurred on September 30, 1997. The unaudited pro forma combined condensed statements of income for the nine months ended September 30, 1997 and 1996, and for the year ended December 31, 1996, set forth the results of operations as if the proposed transactions had occurred as of January 1, 1996. Intercompany balances between FBA and Surety are not material and have not been eliminated.

(2) Adjustments to intangibles associated with the purchase of subsidiaries include $3.17 million in goodwill generated by the transaction between FBA and Surety, representing the difference between the purchase price of $8.31 million and the fair value of the net assets acquired. The fair value of net assets acquired reflects increases of $200,000 and $210,000 relating to bank premises and purchased mortgage servicing rights, respectively, offset by the accrual of $389,000 in estimated acquisition costs. The deferred tax effects of these adjustments were recorded using an effective tax rate of 40%.

(3) Adjustments to stockholders' equity to reflect the merger of FBA and Surety include the assumed issuance of approximately 264,621 shares of FBA Common with a value of $4.76 million, and the elimination of $5.13 million in equity as the Surety shares are exchanged for FBA Common and cash. The amount of FBA Common to be issued is based on the assumption that the purchase price at September 30, 1997 would have been $8.31 million, $3.55 million of which has been distributed in cash funded through an advance on FBA's note payable with First Banks.

    Adjustments to stockholders' equity also reflect the application of the purchase method of accounting.

(4) Adjustments to the pro forma combined condensed statements of income include the amortization of goodwill generated by the proposed transaction, amortized over a fifteen year period using the straight line method and the amortization of purchased mortgage servicing rights, amortized over a ten year period using the straight line method.

         During  1997  and  1996,   the  average  prime  rate  of  interest  was
approximately 8.375% and 8.27%, respectively. The prime rate is used in the unaudited combined condensed pro forma statements of income to calculate the amount of interest expense which would have been paid on the external financing required to fund the cash portion of the Surety acquisition. The external financing carries an interest rate equal to 25 basis points below the prime rate.

         No adjustments have been made for any operational synergies that may occur as a result of the proposed transaction.

Earnings Per Share:

(5) Pro forma earnings per share for the year ended December 31, 1996 were calculated based upon FBA's weighted average shares outstanding plus 264,621 shares assumed to be issued in the proposed transaction between FBA and Surety, and options to purchase Surety common stock totaling 13,637 which will be exchanged for equivalent options to purchase FBA Common.

         Pro forma earnings per share for the nine months ended September 30, 1997 and 1996 were calculated based upon FBA's weighted average shares outstanding plus 264,621 shares assumed to be issued in the proposed transaction between FBA and Surety, and 15,303 and 13,359 shares, respectively, of options to purchase Surety common stock which will be exchanged for equivalent options to purchase FBA Common.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


   Dated: December 16, 1997


                                         FIRST BANKS AMERICA, INC.



                                         By:/S/Allen H. Blake
                                         --------------------
                                               Allen H. Blake
                                               Chief Financial Officer and
                                               Secretary